CNL Strategic Capital, LLC 8-K

Exhibit 10.1

August 10, 2026

CNL Strategic Capital B Inc

450 S Orange Ave

Orlando FL 32801

Attention: Tammy Tipton

Re:     $100,000,000.00 Line of Credit identified with loan #25005901 (the “Facility”)

Ladies and Gentlemen:

We refer to that certain promissory note governing the captioned Facility made by CNL Strategic Capital B Inc ([individually and collectively, as the context requires, but in each case jointly and severally,] “Borrower” or “you”) and Valley National Bank (“Lender”, “we” or “us”) dated February 15, 2024 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Note”), together with any and all loan agreements, guaranties, security agreements, mortgages, deed of trust, instruments and other documents executed in connection with or relating to the Facility or any collateral therefor (as each may have been amended, restated, amended and restated, supplemented or otherwise modified from time to time, together with the Note, collectively, the “Loan Documents”).

You have requested, and Lender has agreed, to extend the maturity date of the Facility on the terms and conditions set forth herein.

NOW, THEREFORE, the parties hereto agree as follows:

Section 1.  Amendments. The current maturity date of the Facility of August 15, 2026 is hereby extended until November 15, 2026 (the “New Maturity Date”). The Note and all other applicable Loan Documents shall be deemed amended, without further action, to reflect such New Maturity Date.

Section 2.  Acknowledgements.

(a)	Except as specifically amended herein, the Loan Documents shall remain in full force and effect in accordance with their respective terms. The amendments contained herein shall not be construed as a waiver or amendment of any other provision of the Loan Documents. During the extension period, Borrower shall continue to make regularly scheduled payments of principal and interest (if any), as set forth in the Note or the other Loan Documents.
(b)	Each undersigned pledgor and guarantor (each, an “other Obligor”), if any, hereby confirms and agrees that the respective guarantee(s) and pledge(s), as applicable, delivered by it to Lender in connection with the Facility are hereby ratified and confirmed and remain in full force and effect.
(c)	All collateral as set forth in the Loan Documents and any and all mortgages, deeds of trust, security and pledge agreements delivered in connection therewith, is and shall continue to be collateral security for the obligations under the Loan Documents, each as amended hereby.

Section 3.  Representations. In order to induce Lender to enter into this Amendment, Borrower hereby represents, warrants and agrees that: (i) the representations and warranties contained in the Loan Documents are true and correct on and as of the date hereof as though made on and as of such date, except for those representations and warranties given as of a specific date, (ii) no default or Event of Default, as defined in any Loan Document, has occurred and is continuing; (iii) it has full power, right and legal authority to execute, deliver and perform its obligations under this Amendment; and (iv) it has taken all action necessary to authorize the execution and delivery of, and the performance of its obligations under this Amendment.

VNB FORM – Amendment Letter (Extension) (All Regions 02012026)

Section 4.  Miscellaneous.

(a)	This Amendment shall be governed and construed in accordance with the substantive laws set forth in the Loan Documents. The provisions of this Amendment and all other agreements and documents referred to herein are to be deemed severable, and the invalidity or unenforceability of any provision shall not affect or impair the remaining provisions which shall continue in full force and effect.
(b)	This Amendment may be signed in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment may be executed and authenticated by each party by electronic or digital means, and each party hereto expressly consents to the use of an electronic version of this Amendment to embody the entire agreement and understanding between us. An authorized, electronically affixed or digitally affixed signature, when received shall be binding for all purposes as if an original signature.
(c)	The Loan Documents and all agreements, instruments and documents executed and delivered in connection therewith, shall each be deemed amended hereby to the extent necessary, if any, to give effect to the provisions of this Amendment.
(d)	This Amendment shall be effective as of the date hereof, upon receipt by Lender of a duly executed copy hereof by Borrower and, if applicable, each other Obligor.

[No further text on this page; signatures follow]

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Please indicate your agreement and acceptance to the terms set forth above by signing and returning a copy of this Amendment to the undersigned, together with the payment of the amendment fee.

Very truly yours,

VALLEY NATIONAL BANK

By:	/s/ Benjamin Powers
Name:	Benjamin Powers
Title:	Director

AGREED TO as of the date hereof:

bORROWER(S):

CNL Strategic Capital B Inc

By:	/s/ Tammy Tipton
Name:	Tammy Tipton
Title:	Chief Financial Officer

GUARANTOR:

CNL Strategic Capital LLC

By:	/s/ Tammy Tipton
Name:	Tammy Tipton
Title:	Chief Financial Officer

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